DEAN WITTER HEALTH SCIENCES TRUST  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                   10048
LETTER TO THE SHAREHOLDERS

DEAR SHAREHOLDER:

Dean Witter Health Sciences Trust completed a productive fiscal year on July 31, 1995 with a total return of 38.20 percent. Over the same 12-month period, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) registered a total return of 26.07 percent. The Fund's impressive performance during the fiscal year resulted in a #5 ranking (out of 16 health care/biotechnology funds) according to Lipper Analytical Services, Inc.

The accompanying chart illustrates the growth of a $10,000 investment in the Fund from its inception on October 30, 1992 through June 30, 1995, versus the performance of similar hypothetical investments in the issues that comprise the S&P 500 (unlike the Fund, indexes are unmanaged and not subject to fees and expenses).

THE PORTFOLIO: AS REFORM GOES DOWN, HEALTH CARE RETURNS GO UP

The November 1994 mid-term elections marked a turning point in investor psychology toward the health-care industry, with the mindset of the new Congress suggesting that the Clinton administration's attempts at major reform are finished. Since that time, investor focus has been on the solid earnings momentum underway in many health-care sectors. Recent high levels of merger and acquisition activity has also fueled investor interest in health-care stocks. The announced merger between Upjohn and Pharmacia is an example.

Another outgrowth of the elections is that the Food and Drug Administration
(FDA) has become more accommodating to the health-care industry. Sectors that are especially well situated to benefit from a decreased time-to-market for new products are the medical device and generic drug companies. The Fund's exposure in the pharmaceutical sector is centered on the generic companies (Watson Pharmaceuticals, Inc. and Biovail Corporation International, for example) because of improving fundamentals, faster earnings and the portfolio's small- to mid-sized company orientation. Medical device companies (represented

DEAN WITTER HEALTH SCIENCES TRUST
LETTER TO THE SHAREHOLDERS, CONTINUED

in the portfolio by Cordis Corp. and Boston Scientific Corp., among others) have benefited from an increase in hospital procedures which has in turn fueled demand and expanded the price/earnings multiples of these stocks.

On the other hand, profit margins for health maintenance organizations (HMOs) have been hurt by increased medical-loss ratios. These conditions, along with disappointing performance in the first half of 1995, led the portfolio manager to lighten the Fund's weighting in the HMO group, from 23 percent of net assets on July 31, 1994 to 1 percent as of July 31, 1995. The Fund's HMO holdings at the end of the fiscal year included Humana, Inc and Oxford Health Plans, Inc.
                                                    [GRAPHIC]
Another sector in which the Fund has
reduced exposure is in nursing homes.
Demand utilization in this area looked
strong, but with a large percentage of
revenue coming from Medicare, these
stocks suffered from attempts to reduce
the spending on this program and the
resulting decrease in investor
enthusiasm. The Fund still has a
considerable exposure in this area (4
percent of net assets as of July 31,
1995, versus 8 percent 12 months ago),
and we expect these stocks to recover
as investor concerns subside.
                                                    [GRAPHIC]
Over the fiscal year, we have increased
the Fund's biotechnology holdings to
approximately 12 percent of net assets,
which has helped performance in recent
months. This sector has lagged since
1991, but bigger companies -- including
portfolio holdings such as Amgen, Inc.,
Biogen, Inc. and Genzyme Corp. --
performed better during the second half
of 1994 and thus far in 1995. Investor
enthusiasm has recently reached the
smaller companies as well, and this
sector is expected to continue its
upward trend. Helping spur investor
interest in these stocks is the fact
that many of these companies have made
progress in clinical trials of new
technologies.

DEAN WITTER HEALTH SCIENCES TRUST
LETTER TO THE SHAREHOLDERS, CONTINUED

Mergers and joint venture arrangements with major pharmaceutical companies have also helped this group's outlook.

LOOKING AHEAD

We continue to feel that the health-care industry is a source of attractive investment opportunities. We expect it to again be the dynamic and interesting sector it was between 1980 and 1991, when health-care-related stocks outperformed the broader market.

We appreciate your support of Dean Witter Health Sciences Trust and look forward to continuing to serve your investment needs.

Very truly yours,

         [LOGO]

CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER HEALTH SCIENCES TRUST
PORTFOLIO OF INVESTMENTS JULY 31, 1995

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------

             COMMON STOCKS (98.1%)
             BIOTECHNOLOGY (12.3%)
    40,000   Advanced Magnetics, Inc.*...........  $       875,000
   120,000   Agouron Pharmaceutical, Inc.*.......        3,480,000
    30,000   Alkermes, Inc.*.....................          255,000
    70,000   Amgen Inc.*.........................        5,941,250
    60,000   Autoimmune, Inc.*...................          697,500
   140,000   Biochem Pharma, Inc.*...............        3,430,000
   100,000   Biogen Inc.*........................        4,550,000
    45,000   Cell Genesys, Inc.*.................          258,750
    50,000   Cephalon Inc.*......................        1,156,250
   109,450   Genzyme Corp. Tissue Repair
             Division*...........................        1,231,312
    90,000   Genzyme Corp. General Division*.....        4,387,500
   170,000   Gilead Sciences, Inc.*..............        3,187,500
   150,000   IDEC Pharmaceuticals Corp.*.........          993,750
    10,000   Metra Biosystems, Inc.*.............          182,500
    30,000   Molecular Dynamics, Inc.*...........          228,750
    35,000   Neurogen Corp.*.....................          503,125
    60,000   Nexstar Pharmaceuticals, Inc.*......          720,000
    70,000   Perseptive Biosystems, Inc.*........          796,250
    40,000   Vertex Pharmaceuticals, Inc.*.......          650,000
                                                   ---------------
                                                        33,524,437
                                                   ---------------
             CHEMICALS (1.0%)
   110,000   Ivax Corp...........................        2,653,750
                                                   ---------------
             COMMERCIAL SERVICES (3.7%)
   105,000   ABR Information Services, Inc.*.....        2,152,500
    30,000   Equity Corporation International*...          622,500
    55,000   Loewen Group, Inc...................        1,945,625
    80,000   MedPartners, Inc.*..................        1,620,000
    70,000   RTW, Inc.*..........................        1,277,500
    77,500   Stewart Enterprises, Inc............        2,518,750
                                                   ---------------
                                                        10,136,875
                                                   ---------------
             COMPUTER SOFTWARE (7.0%)
   120,000   Base Ten Systems Inc. (Class A)*....        1,095,000
    40,000   Cerner Corp.*.......................        2,460,000
    65,000   GMIS, Inc..*........................          958,750
    70,000   HBO & Co............................        3,850,000
    30,000   HCIA, Inc.*.........................          870,000
    90,000   MDL Information Systems, Inc.*......        1,327,500
   130,000   Medic Computer Systems, Inc.*.......        5,752,500
   100,000   Phamis, Inc.*.......................        2,875,000
                                                   ---------------
                                                        19,188,750
                                                   ---------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             COMPUTER SOFTWARE & SERVICES (0.1%)
     7,500   Imnet Systems, Inc.*................  $       135,000
                                                   ---------------
             DRUGS (4.1%)
    90,000   Alza Corp.*.........................        2,317,500
   100,000   Dura-Pharmaceuticals, Inc.*.........        2,575,000
    50,000   Elan Corp. PLC (ADR)*...............        2,100,000
   110,000   Teva Pharmaceutical Industries Ltd.
             (ADR)...............................        4,358,750
                                                   ---------------
                                                        11,351,250
                                                   ---------------
             FINANCIAL SERVICES (0.1%)
    40,000   Rockford Industries, Inc.*..........          340,000
                                                   ---------------
             HEALTH CARE - MISCELLANEOUS (0.5%)
    50,000   Envoy Corp.*........................          475,000
    30,000   Integrated Health Services, Inc.....          967,500
                                                   ---------------
                                                         1,442,500
                                                   ---------------
             HEALTH CARE DIVERSIFIED (3.6%)
    90,000   Access Health Marketing, Inc.*......        1,788,750
   150,000   Healthsouth Rehabilitation Corp.*...        2,887,500
    25,000   Humana, Inc.*.......................          484,375
   110,000   Mentor Corp.........................        3,781,250
    30,000   Universal Health Services, Inc.*....          952,500
                                                   ---------------
                                                         9,894,375
                                                   ---------------
             HEALTH EQUIPMENT & SERVICES (7.3%)
    70,000   ADAC Laboratories...................          918,750
    40,000   APPS Dental, Inc.*..................          830,000
    30,000   Medtronic Inc.......................        2,460,000
   100,000   Renal Treatment Centers, Inc.*......        2,500,000
   135,000   Rotech Medical Corp.*...............        3,881,250
    20,000   Safetytek Corp.*....................          260,000
   100,000   Shared Medical Systems Corp.........        4,137,500
    50,000   Surgical Care Affiliates, Inc.......          950,000
    50,000   Sybron Corp.*.......................        2,068,750
    64,000   Vivra, Inc. .*......................        1,904,000
                                                   ---------------
                                                        19,910,250
                                                   ---------------
             HEALTHCARE PRODUCTS & SERVICES (0.4%)
    30,000   Living Centers of America, Inc.*....          967,500
                                                   ---------------
             HOSPITAL MANAGEMENT (7.7%)
   105,000   American Home Patient Centers,
             Inc.*...............................        3,045,000
   180,000   Apria Healthcare Group, Inc.*.......        5,760,000
    45,000   Medcath, Inc.*......................          596,250
   100,000   Ornda Healthcorp*...................        1,962,500

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HEALTH SCIENCES TRUST
PORTFOLIO OF INVESTMENTS JULY 31, 1995, CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
    70,000   Orthodontic Centers of America,
             Inc.*...............................  $     2,047,500
   146,000   Pediatric Services of America,
             Inc.*...............................        2,701,000
   100,000   PhyCor, Inc.*.......................        4,050,000
    60,000   Theratx, Inc.*......................          907,500
                                                   ---------------
                                                        21,069,750
                                                   ---------------
             HOSPITAL SUPPLY (3.7%)
   113,000   Arrow International, Inc............        4,548,250
   100,000   Boston Scientific Corp.*............        3,650,000
   100,000   Circon Corp.*.......................        2,037,500
                                                   ---------------
                                                        10,235,750
                                                   ---------------
             INSURANCE (1.1%)
    50,000   American Travellers Corp.*..........          825,000
   110,000   Inphynet Medical Management,
             Inc.*...............................        2,310,000
                                                   ---------------
                                                         3,135,000
                                                   ---------------
             MEDICAL EQUIPMENT (2.3%)
    70,000   Summit Technology, Inc.*............        3,535,000
    70,000   Thermo Cardiosystems, Inc.*.........        2,695,000
                                                   ---------------
                                                         6,230,000
                                                   ---------------
             MEDICAL PRODUCTS & SUPPLIES (25.2%)
   250,000   Angeion Corp.*......................        1,687,500
   120,000   ATS Medical, Inc.*..................        1,065,000
    50,000   Avecor Cardiovascular, Inc.*........          675,000
    60,000   Benson Eyecare Corp.*...............          510,000
   100,000   Coherent, Inc.*.....................        3,750,000
   110,000   Conmed Corp.*.......................        3,300,000
    25,000   Cordis Corp.*.......................        1,793,750
    50,000   Corvita Corp.*......................          293,750
    70,000   Cryolife, Inc.*.....................        1,032,500
    42,000   Exogen, Inc.*.......................          462,000
   100,000   Guidant Corp.*......................        2,587,500
    10,000   Hologic, Inc.*......................          171,250
   130,000   I-STAT Corp.*.......................        4,777,500
    40,000   ICU Medical, Inc.*..................          645,000
   200,000   IDEXX Laboratories, Inc.*...........        6,150,000
    50,000   InStent, Inc.*......................          662,500
    80,000   Invacare Corp.......................        3,480,000
     1,000   KeraVision, Inc.*...................           12,500
   150,000   Lunar Corp.*........................        4,162,500
   120,000   Millipore Corp......................        4,140,000
    40,000   NewVision Technology, Inc.
             (Units)++*..........................          540,000
   140,000   Omnicare, Inc.......................        4,340,000
   105,000   Physician Sales and Service,
             Inc.*...............................        4,541,250
   170,000   PLC Systems, Inc.*..................        2,337,500

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
    20,000   Protocol Systems, Inc.*.............  $       215,000
    30,000   Quest Medical, Inc.*................          390,000
    95,000   Quidel Corp.*.......................          486,875
    50,000   ResMed, Inc.*.......................          687,500
   140,000   Respironics, Inc.*..................        2,450,000
    50,000   Serologicals Corp.*.................          637,500
    60,000   Spectral Diagnostic, Inc.*..........        1,170,000
   140,000   Staar Surgical Co.*.................        1,382,500
    90,000   Target Therapeutics, Inc.*..........        4,455,000
   160,000   Uromed Corp.*.......................        1,340,000
   120,000   Utah Medical Products, Inc.*........        1,830,000
    50,000   Vivus, Inc.*........................          737,500
                                                   ---------------
                                                        68,898,875
                                                   ---------------
             MEDICAL SERVICES (10.6%)
    30,000   American Oncology Resources,
             Inc.*...............................          993,750
    50,000   Beverly Enterprises, Inc.*..........          706,250
    40,000   Gulf South Medical Supply Inc.*.....        1,250,000
    50,000   Health Care & Retirement Corp.*.....        1,600,000
   125,000   Health Management Systems, Inc.*....        3,843,750
    20,000   Health Systems International,
             Inc.*...............................          575,000
    80,000   Lincare Holdings, Inc.*.............        2,760,000
   160,000   Medaphis Corp.*.....................        4,040,000
    40,000   Neopath, Inc.*......................          730,000
   200,000   North American Biologicals, Inc.*...        2,250,000
    40,000   Oxford Health Plans, Inc.*..........        2,050,000
    20,000   Phoenix International Life Sciences,
             Inc.*...............................          146,520
    50,000   Quintiles Transnational Corp.*......        2,775,000
    90,000   Research Industries Corp.*..........        2,137,500
    60,000   Sterling Healthcare Group, Inc.*....          900,000
    50,000   Sun Healthcare Group, Inc.*.........          737,500
    50,000   Vencor, Inc.*.......................        1,618,750
                                                   ---------------
                                                        29,114,020
                                                   ---------------
             MISCELLANEOUS (2.3%)
    80,000   Clintrials, Inc.*...................        1,170,000
    50,000   Occusystems, Inc.*..................          950,000
    45,000   Penn Treaty American Corp.*.........          551,250
   170,000   Thermolase Corp.*...................        3,591,250
                                                   ---------------
                                                         6,262,500
                                                   ---------------
             PERSONAL PRODUCTS (0.2%)
    40,000   National Dentex Corp.*..............          580,000
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HEALTH SCIENCES TRUST
PORTFOLIO OF INVESTMENTS JULY 31, 1995, CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             PHARMACEUTICALS (4.4%)
    50,000   Amrion, Inc.*.......................  $       487,500
   115,000   Biovail Corporation
             International*......................        2,745,625
   130,000   Curative Technologies, Inc.*........        1,381,250
    10,000   Duramed Pharmaceuticals, Inc.*......          167,500
    60,000   Medarex, Inc.*......................          322,500
   140,000   North American Vaccine, Inc.*.......        1,435,000
    19,000   Pharmaceutical Resources, Inc.*.....          190,000
   110,000   Royce Laboratories, Inc.*...........          763,125
    40,000   Taro Pharmaceuticals Industries
             Ltd.*...............................          315,000
   120,000   Watson Pharmaceuticals, Inc.*.......        4,320,000
                                                   ---------------
                                                        12,127,500
                                                   ---------------
             RETAIL - SPECIALTY (0.5%)
    50,000   Cole National Corp.*................          600,000
    60,000   Rexall Sundown, Inc.*...............          825,000
                                                   ---------------
                                                         1,425,000
                                                   ---------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $197,014,504)......      268,623,082
                                                   ---------------

 NUMBER OF                           EXPIRATION
  SHARES                                DATE           VALUE
-----------------------------------------------------------------

             WARRANTS (0.0%)
             MEDICAL PRODUCTS & SUPPLIES
    70,000   ATS Medical, Inc.*
             (IDENTIFIED COST $-0-)..    03/02/97          48,125
                                                  ---------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
------------------------------------------------------------------

             SHORT-TERM INVESTMENT (2.2%)
             REPURCHASE AGREEMENT
 $   5,934   The Bank of New York 5.8125% due
             08/01/95 (dated 07/31/95; proceeds
             $5,934,568, collateralized by
             $6,259,690 Federal National Mortgage
             Association zero coupon due 11/03/95
             valued at $6,167,988) (Identified
             Cost $5,933,610)....................  $     5,933,610
                                                   ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$202,948,114) (A)............      100.3%   274,604,817

OTHER ASSETS IN EXCESS OF
LIABILITIES..................       (0.3)      (869,716)
                                   -----   ------------

NET ASSETS...................      100.0%  $273,735,101
                                   -----   ------------
                                   -----   ------------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
++ Consist of more than one class of securities traded together as a unit; generally stocks with attached warrants.
(a) The aggregate cost for federal income tax purposes is $203,372,416; the aggregate gross unrealized appreciation is $73,604,901 and the aggregate gross unrealized depreciation is $2,372,500, resulting in net unrealized appreciation of $71,232,401.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1995

ASSETS:
Investments in securities, at value
  (identified cost $202,948,114)............................  $274,604,817
Receivable for:
    Investments sold........................................     4,835,528
    Shares of beneficial interest sold......................     1,432,608
    Dividends...............................................         5,250
Deferred organizational expenses............................        72,566
Prepaid expenses and other assets...........................        70,808
                                                              ------------

     TOTAL ASSETS...........................................   281,021,577
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     6,409,832
    Shares of beneficial interest repurchased...............       270,949
    Plan of distribution fee................................       220,149
    Investment management fee...............................       220,149
Accrued expenses............................................       165,397
                                                              ------------

     TOTAL LIABILITIES......................................     7,286,476
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   192,716,227
Net unrealized appreciation.................................    71,656,703
Accumulated net investment loss.............................       (18,664)
Accumulated undistributed net realized gain.................     9,380,835
                                                              ------------

     NET ASSETS.............................................  $273,735,101
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  21,255,058 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                    $12.88
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 1995

NET INVESTMENT INCOME:

INCOME
Dividends (net of $4,839 foreign withholding tax)...........  $   539,406
Interest....................................................       92,204
                                                              -----------

     TOTAL INCOME...........................................      631,610
                                                              -----------

EXPENSES
Investment management fee...................................    2,477,072
Plan of distribution fee....................................    2,477,072
Transfer agent fees and expenses............................      442,372
Custodian fees..............................................       88,292
Shareholder reports and notices.............................       78,465
Professional fees...........................................       41,665
Organizational expenses.....................................       32,222
Trustees' fees and expenses.................................       31,677
Registration fees...........................................       21,719
Other.......................................................        8,607
                                                              -----------

     TOTAL EXPENSES.........................................    5,699,163
                                                              -----------

     NET INVESTMENT LOSS....................................   (5,067,553)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................   28,063,934
Net change in unrealized appreciation.......................   57,548,396
                                                              -----------

     NET GAIN...............................................   85,612,330
                                                              -----------

NET INCREASE................................................  $80,544,777
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED
                                                                JULY 31,       JULY 31,
                                                                  1995           1994
-----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................  $ (5,067,553)  $ (5,352,608)
Net realized gain...........................................    28,063,934      1,562,522
Net change in unrealized appreciation.......................    57,548,396      6,227,017
                                                              ------------   ------------

     NET INCREASE...........................................    80,544,777      2,436,931
                                                              ------------   ------------
Net decrease from transactions in shares of beneficial
  interest..................................................   (35,383,030)    (5,509,664)
                                                              ------------   ------------

     TOTAL INCREASE (DECREASE)..............................    45,161,747     (3,072,733)

NET ASSETS:
Beginning of period.........................................   228,573,354    231,646,087
                                                              ------------   ------------

     END OF PERIOD
    (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF $18,664
    AND $7,000, RESPECTIVELY)...............................  $273,735,101   $228,573,354
                                                              ------------   ------------
                                                              ------------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS JULY 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Health Sciences Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on May 26, 1992 and commenced operations on October 30, 1992.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost; and (5) the foreign currency market value of investment securities are translated at the exchange rates prevailing at the end of the period.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily and includes accretion of discounts on certain short-term securities.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS JULY 31, 1995, CONTINUED

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of approximately $162,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays its Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's book and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or

DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS JULY 31, 1995, CONTINUED

capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended July 31, 1995, it received approximately $953,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1995 aggregated $360,273,041 and $403,185,122, respectively.

For the year ended July 31, 1995, the Fund incurred brokerage commissions of $95,560 with DWR for portfolio transactions executed on behalf of the Fund. At July 31, 1995, the Fund's receivable for investments sold included unsettled trades with DWR of $503,857.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $46,000.

DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS JULY 31, 1995, CONTINUED

The Fund adopted an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended July 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $12,142. At July 31, 1995, the Fund had an accrued pension liability of $18,664 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                                          JULY 31, 1995                 JULY 31, 1994
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   12,330,853   $  136,338,116     8,331,492   $ 86,324,143
Repurchased......................................................  (15,613,260)    (171,721,146)   (8,906,748)   (91,833,807)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................   (3,282,407)  $  (35,383,030)     (575,256)  $ (5,509,664)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

During the year ended July 31, 1995, the Fund utilized its net capital loss carryover of approximately $18,353,000. As of July 31, 1995, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from permanent book/tax differences for the year ended July 31, 1995, paid-in-capital was charged and accumulated net investment loss was credited $5,055,889.

DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                            FOR THE PERIOD
                                                                             OCTOBER 30,
                                       FOR THE YEAR       FOR THE YEAR          1992*
                                          ENDED              ENDED             THROUGH
                                      JULY 31, 1995      JULY 31, 1994      JULY 31, 1993
-------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................      $  9.32            $  9.22            $ 10.00
                                          ------             ------             ------

Net investment loss................        (0.24)             (0.22)             (0.08)

Net realized and unrealized gain
 (loss)............................         3.80               0.32              (0.70)
                                          ------             ------             ------

Total from investment operations...         3.56               0.10              (0.78)
                                          ------             ------             ------

Net asset value, end of period.....      $ 12.88            $  9.32            $  9.22
                                          ------             ------             ------
                                          ------             ------             ------

TOTAL INVESTMENT RETURN+...........        38.20%              1.08%             (7.80)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         2.30%              2.30%              2.38%(2)

Net investment loss................        (2.05)%            (2.06)%            (1.38)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................          $273,735           $228,573           $231,646

Portfolio turnover rate............          145%               106%                55%(1)

---------------------
*    Commencement of operations.
+    Does not reflect the deduction of sales charge.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HEALTH SCIENCES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER HEALTH SCIENCES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Health Sciences Trust (the "Fund") at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 30, 1992 (commencement of operations) through July 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at July 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
SEPTEMBER 11, 1995

                                             DEAN WITTER
                                             HEALTH SCIENCES
                                             TRUST

                                             [Photograph]

TRUSTEES

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Ronald J. Worobel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund.
For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

                                             ANNUAL REPORT
                                             JULY 31, 1995

                        DEAN WITTER HEALTH SCIENCES TRUST

                                GROWTH OF $10,000

                         DATE           TOTAL          S&P 500

              -------------------------------------------------
               October 30, 1992         $10,000        $10,000
              -------------------------------------------------
               July 31, 1993            $9,220         $10,932
              -------------------------------------------------
               July 31, 1994            $9,320         $11,496
              -------------------------------------------------
               July 31, 1995            $12,580(3)     $14,491
              -------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

                          ONE YEAR      LIFE OF FUND

                        -------------------------------
                            38.20 (1)   9.64 (1)
                        -------------------------------
                            33.20 (2)   8.71 (2)
                        -------------------------------

                   ------------------------------------------
                             Fund         S&P 500(4)
                        -----        -----
                   ------------------------------------------

Past performance is not predictive of future returns.

-------------------------------------

(1)  Figure shown does not reflect any sales charges.

(2) Figure shown assumes the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, since inception-3%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 3% CDSC assuming a complete redemption on July 31, 1995.

(4) The Standard and Poors 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The index does not include any expenses, fees or charges.